                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 29, 2006

                     ML-CFC Commercial Mortgage Trust 2006-3
                       (Exact name of the Issuing Entity)

           Commission File Number of the Issuing Entity: 333-130408-04

   Merrill Lynch Mortgage Lending, Inc. and Countrywide Commercial Real Estate
                                  Finance, Inc.
            (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
           (Exact name of the Registrant as specified in its charter)

              Commission File Number of the Registrant: 333-130408

          Delaware                    333-130408-04              13-3416059
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

        4 World Financial Center, 16th Floor
        250 Vesey Street, New York, New York                10080
      (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code (212) 449-1000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On September 29, 2006, a pooling and servicing agreement, dated as of
September 1, 2006 (the "Pooling and Servicing Agreement"), was entered into by and between Merrill Lynch Mortgage Investors, Inc., as depositor (the
"Registrant"), Midland Loan Services, Inc., as master servicer no. 1, Capmark
Finance Inc., as master servicer no. 2, ING Clarion Partners, LLC, as special servicer and LaSalle Bank National Association, as trustee. The Pooling and
Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial Mortgage Trust 2006-3 (the "ML-CFC
Commercial Mortgage Trust 2006-3"), Commercial Mortgage Pass-Through
Certificates, Series 2006-3 (the "Certificates"). The Pooling and Servicing
Agreement is attached as Exhibit 4.1 hereto. Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB, Class
A-4, Class A-1A, Class AM, Class AJ, Class B, Class C, Class D and Class XP
(collectively, the "Publicly-Offered Certificates"), were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-130408)
and were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
Lynch"), Countrywide Securities Corporation, PNC Capital Markets LLC, Goldman,
Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters"), pursuant to an underwriting agreement dated as of September 22,
2006 (the "Underwriting Agreement"), between the Registrant and the
Underwriters. The Underwriting Agreement is attached as Exhibit 1.1 hereto.
Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch
Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of September 22, 2006 (the "MLML Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "Countrywide
Mortgage Loans") were acquired by the Registrant from Countrywide Commercial
Real Estate Finance, Inc. ("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of September 22, 2006 (the "Countrywide Mortgage
Loan Purchase Agreement"), which is attached hereto as Exhibit 99.2. The remaining mortgage loans backing the Publicly-Offered Certificates (the "PNC
Bank Mortgage Loans"; the MLML Mortgage Loans, the Countrywide Mortgage Loans
and the PNC Bank Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the Registrant from PNC Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of September 22,
2006 (the "PNC Bank Mortgage Loan Purchase Agreement"; the MLML Mortgage Loan
Purchase Agreement, the Countrywide Mortgage Loan Purchase Agreement and the PNC
Bank Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan Purchase
Agreements"), which is attached hereto as Exhibit 99.3.

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide or PNC Bank, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

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     Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Shell company transactions:

     Not applicable.

(d) Exhibits:

Exhibit No.   Description
-----------   -----------
1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

5.1           Legality Opinion

8.1           Tax Opinion

99.1          MLML Mortgage Loan Purchase Agreement

99.2          Countrywide Mortgage Loan Purchase Agreement

99.3          PNC Bank Mortgage Loan Purchase Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 13, 2006

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                   By: /s/ David M. Rodgers
                                       -----------------------------------------
                                       Name: David M. Rodgers
                                       Title: Executive Vice President,
                                              Chief Officer in Charge of
                                              Commercial Mortgage Securitization

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
-----------
1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

5.1           Legality Opinion

8.1           Tax Opinion

99.1          MLML Mortgage Loan Purchase Agreement

99.2          Countrywide Mortgage Loan Purchase Agreement

99.3          PNC Bank Mortgage Loan Purchase Agreement

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